UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 15, 2013

SUJA MINERALS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171572	27-3429931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

 Attn: Matt Reams, President, Secretary, Treasurer and Interim CFO
10300 W. Charleston Blvd., #13-56
Las Vegas, NV 89135
(Address of principal executive offices)

(702) 425-2873
 (Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01.  Entry Material Agreement

On August 15, 2013 SUJA Minerals, Corp. (“we” or the “Company”) entered into a Share Purchase Agreement dated as of August 6, 2013 (the “SPA”) among K. Joel Berry (“Dr. Berry”), the Company and Global Energy Innovations, Inc. (“GEI”), a Michigan corporation.  Pursuant to the SPA we agreed to acquire 100% of the outstanding shares of capital stock of GEI.  The purchase price will consist of $250,000 cash, plus delivery to Dr. Berry or his designee(s) by certain of our shareholders of 15,000,000 shares of our common stock fully diluted, plus the issuance to Dr. Berry of 2,500 shares of our Series A Convertible Super-Voting Preferred Stock, which will give voting control of the Company (including the right to approve Directors) to Dr. Berry.  In addition, we agreed to pay a royalty to Dr. Berry for a period of ten years of 2.5% on sales up to $100,000,000 per year and 1.5% on sales over $100,000,000 per year.  The Agreement also provides that Dr. Berry will manage the Company for the next five years on a permanent full time basis according to an employment agreement to be approved by our Board of Directors. The Agreement contains customary representations, warranties, covenants and closing conditions.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On August 15, 2013 we completed our acquisition of 100% of the outstanding shares of capital stock of GEI.  As part of the closing of this transaction, control of the Company was transferred to Dr. Berry.

GEI, founded in 2007, is part of the fuel cell and sustainable/alternative energy industry. Fuel cells are an efficient, combustion-less, reliable, and virtually pollution-free energy source that provide electricity to power a wide array of applications, including buildings (manufacturing facilities, hotels and hospitals), primary power for grid integration, automobiles, emergency back-up systems, and base load grid power. A fuel cell uses fuel - usually hydrogen, extracted from common fuels such as natural gas, and oxygen - to produce electricity. In principle, a fuel cell is an electrochemical device that operates like a battery. However, unlike a battery, a fuel cell requires re-fueling and not recharging. Fuel cells will continue to produce electricity and heat as long as there is a constant fuel source. Hydrogen fuel cells work simply, have no moving parts, and operate silently, with water and excess heat as their only by-products. Fuel cells thus provide the ideal solution for a myriad of portable, on-board and stationary electric power generation applications.

The GEI fuel cell systems can operate on a number of fuel sources such as natural gas, ethanol, propane and biofuels. This would permit GEI to take advantage of the existing logistic fuel infrastructure, as fuel sources such as natural gas are cost-competitive and abundant in the United States and certain other regions. Since the GEI X5 "brand" fuel cell system is intended to be scalable and stackable, it enables the Company to become a market leader in every category of the fuel cell Industry and has the potential to create new categories. GEI can build fuel cells ranging from 2 kW - 100 kW and since the Company has the ability of stacking the fuel cells like building blocks it can build fuel cell power plants that are multi-megawatt in size.

The GEI fuel cell system provides primary power for homes and buildings and is viewed by management to have a competitive advantage due to very restrictive offerings from other companies with only back-up power (due to fuel restrictions) or power to one singular application (due to technology restrictions). The GEI X5 core strategy is to avoid providing a "niche" technology for a "niche" application, but rather provide a robust and scalable systems technology applicable across multiple platforms that allow high volume cost reductions and savings in design and manufacturing cost. There are currently 3 patents that protect this technology and the Company plans for several more to be filed before the end of 2013.

Item 3.02.  Unregistered Sales of Equity Securities

On August 14, 2013, the Board of Directors authorized the issuance to Dr. Berry of 2,500 restricted shares of Series A Convertible Super-Voting Preferred Stock.  On August 16, 2013, the Board of Directors authorized the issuance to Dr. Berry of 15,000,000 restricted shares of Common Stock.  For both of these stock issuances, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.  The Company complied with the exemption requirements of Section 4(a)(2) of the Securities Act based on the following: (1) the authorization was an isolated private transaction by the Company which did not involve a public offering; (2) the offeree had access to the kind of information which registration would disclose and (3) the offeree was financially sophisticated.

On August 19, 2013,the Board of Directors accepted for cancellation 10,000,000 restricted shares of the Company’s common stock, which had been held by Hemisphere West Co, Ltd.  The purpose of this cancellation was to facilitate the transfer of control of the Company to Dr. Berry.

On August 20, 2013, the Board of Directors approved the conversion of $119,929.51 in notes payable held by five different note-holders into 19,987,142 shares of the Company’s common stock. $35,985 of notes previously held by Matt Reams, President and Director of the Company, and subsequently assigned to Imperial Riviera Inc., were included in this debt conversion, and Imperial Riviera Inc. received 6,425,892 shares of the Company’s common stock as a result of the debt conversion.  The Company complied with the exemption requirements of Section 4(a)(2) of the Securities Act based on the following: (1) the debt conversion authorization was an isolated private transaction by the Company which did not involve a public offering; (2) the offeree had access to the kind of information which registration would disclose and (3) the offeree was financially sophisticated.

Item 5.01.  Changes in Control of Registrant

As reported in Item 3.02, there was issued to Dr. Berry 2,500 shares of the Company’s Series A Convertible Super-Voting Preferred Stock.  Each of these preferred shares has a conversion rate of 1/1,000 of the total issued shares of the common stock of the Purchaser at the time of conversion.  Furthermore, these preferred shares will at all times prior to their total conversion have a collective voting right equal to 50.00% of the total outstanding voting power of the corporation.  As a result of the issuances to Dr. Berry of the Series A Convertible Super-Voting Preferred Stock and 15,000,000 shares of the Company’s common stock, a change in control of the Company has resulted, and the new controlling person is Dr. Berry, as he will have the voting power to elect the Company’s Board of Directors.  Information concerning Dr. Berry is provided in Item 5.02.

Item 5.02.  Departure of Director or Principal Offic ers; Election of Directors; Appointment of Principal Officers

On August 21, 2013, our Board of Directors elected Dr. Berry to a vacant seat on the Board of Directors.  Dr. Berry was selected as a Director based on his experience in the fuel cell industry and his experience as founder, President and CEO of GEI.  Immediately after the election of Dr. Berry to the Board of Directors, the Board elected Dr. Berry to the position of Chief Executive Officer (CEO).  Matt Reams remains a Director of the Company, and is still our President, Secretary, Treasurer and Interim CFO.

Dr. Berry, 52, has been Professor of Mechanical Engineering for over 26 years at Kettering University, and served as the former Head of Mechanical Engineering for 17 years.  Dr. Berry, an ASME (American Society of Mechanical Engineers) Fellow, also spearheaded, conceived, and raised over $10 million in funding for Kettering's Center for Fuel Cell Systems Engineering's (www.kufuelcellcenter.info) research initiatives. Recognizing the lack of an infrastructure for the storage and distribution of hydrogen as a "fuel," as required for traditional fuel cells, as being a major barrier to global fuel cell commercialization, Dr. Berry's vision was a more robust fuel cell power plant system to leverage the existing global logistic fuel infrastructure such as abundant and inexpensive natural gas. The result being the GEI X5 as a novel and revolutionary hybrid fuel cell power systems architecture.

Dr. Berry also serves as the President and CEO of GEI.

Dr. Berry has not yet entered into an employment agreement or related transaction with the Company.

Dr. Berry has not entered into any arrangement or understanding with any other person in connection with his appointment as our President and CEO.

Dr. Berry is not related to any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Dr. Berry has not been involved in any of the following events during the past ten years:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities; associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or

ii)	Engaging in any type of business practice; or

iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Item 7.01. Regulation FD Disclosure

On August 15, 2013, SUJA Minerals, Corp. issued a press release, which is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

            None

(b) Pro forma financial information:

            None

(c) Shell company transactions:

            None

(d) Exhibits

Exhibit 10.01 – Share Purchase Agreement, dated as of August 6, 2013 among K. Joel Berry, Suja Minerals, Corp. and Global Energy Innovations, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exhibit  99.1       Press Release of SUJA MINERALS, CORP. dated August 15, 2013

SUJA MINERALS, CORP.

Date: August 21, 2013	By:	/s/ Matt Reams
	Name:	Matt Reams
	Title:	President, Secretary, Treasurer and Acting CFO